                                                                  EXHIBIT 99.13

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION          Case Number: 01-10971(EIK)
--------------------------------------------------------------------------------




                   AMENDED SCHEDULES OF ASSETS AND LIABILITIES




Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Amended Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to further amend these Amended Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Amended Schedules of Assets and Liabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Amended Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT HAWAIIAN PROPERTIES CORPORATION                Case No:01-10971(EIK)
--------------------------------------------------------------------------------

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.


                                                                              ATTACHED
      NAME OF SCHEDULE                                                        (YES/NO)       ASSETS                LIABILITIES
      ----------------                                                        --------     ----------------        ----------------
A.  Real Property                                                                Yes                 $0.00
B.  Personal Property                                                            Yes        $58,027,116.04
C.  Property Claimed As Exempt                                                   No

D.  Creditors Holding Secured Claims                                             Yes                                          $0.00
E.  Creditors Holding Unsecured Priority Claims                                  Yes                                    $144,131.54
F.  Creditors Holding Unsecured Nonpriority Claims                               Yes                                 $36,676,142.54
G.  Executory Contracts and Unexpired Leases                                     No
H.  Codebtors                                                                    No
         EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                                       No
J.  Current Expenditure of Individual Debtor(s)                                  No

                                                                TOTALS                     $58,027,116.04            $36,820,274.08



GREAT HAWAIIAN PROPERTIES CORPORATION                       01-10971 (EIK )
-------------------------------------                   -----------------------
             Debtor                                            Case No.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

GREAT HAWAIIAN PROPERTIES CORPORATION                       01-10971 (EIK )
-------------------------------------                   -----------------------
             Debtor                                            Case No.

                           SCHEDULE A - REAL PROPERTY

                                                                                 Net Book Value
                                                                                 of Debtor's Interest
                                                                                 in Property, Without
Description and Location        Nature of Debtor's                               Deducting any Secured               Amount of
of Property                     Interest in Property                             Claim or Exemption                  Secured Claim
------------------------        --------------------                             ---------------------               --------------

      -None-




                                                      Total Debtor -
                   Total -



GREAT HAWAIIAN PROPERTIES CORPORATION                        01-10971 (EIK )
-------------------------------------                   -----------------------
             Debtor                                            Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY


                                                                                   DESCRIPTION AND LOCATION          NET BOOK
     TYPE OF PROPERTY                                                    NONE      OF PROPERTY                       VALUE
     ----------------                                                    ----      ------------------------          --------------

1.   Cash on hand.                                                        X        NONE                                      $0.00

2.   Checking, savings or other financial accounts, certificates                   SEE EXHIBIT-B2                      $665,214.37
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or
     credit unions, brokerage houses, or cooperatives.

3.   Security deposits with public utilities, telephone                   X        NONE                                     $0 .00
     companies, landlords and others.

4.   Household goods and furnishings, including audio, video              X        NONE                                     $0 .00
     and computer equipment.

5.   Books, pictures and other art objects, antiques, stamp,                       SEE EXHIBIT-B5                           $0 .00
     coin, record, tape, compact disc and
     other collections or collectibles.

6.   Wearing apparel.                                                     X        NONE                                     $0 .00

7.   Furs and jewelry.                                                    X        NONE                                     $0 .00

8.   Firearms and sports, photographic and other hobby                    X        NONE                                     $0 .00
     equipment.

9.   Interests in insurance policies. Name of insurance                   X        NONE                                     $0 .00
     company of each policy and itemize surrender or
     refund value of each.

10.  Annuities. Itemize and name each issuer.                             X        NONE                                     $0 .00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit           X        NONE                                     $0 .00
     sharing plan.

12.  Stock and interest in incorporated and unincorporated                X        NONE                                     $0 .00
     businesses.



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY


                                                                                   DESCRIPTION AND LOCATION          NET BOOK
     TYPE OF PROPERTY                                                    NONE      OF PROPERTY                       VALUE
     ----------------                                                    ----      ------------------------          --------------

13.   Interest in partnerships or joint ventures.                         X        NONE                                       $0.00

14.   Government and corporate bonds and other negotiable                 X        NONE                                       $0.00
      and non-negotiable instruments.

15.   Accounts receivable.                                                         SEE EXHIBIT-B15                   $56,996,034.93

16.   Alimony, maintenance, support and property settlements              X        NONE                                       $0.00
       to which the debtor is or may be entitled.

17.   Other liquidated debts owing debtor including tax refunds.                   SEE EXHIBIT-B17                            $0.00

18.   Equitable future interests, life estates, and rights or             X        NONE                                       $0.00
      powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.   Contingent and noncontigent interests in estate of a                X        NONE                                       $0.00
      decedent, death benefit plan, life insurance policy or
      trust

20.   Other contingent and unliquidated claims of every nature,                    SEE EXHIBIT-B20                       $22,060.00
      including tax refunds, counterclaims of the debtor and
      rights to setoff claims.

21.   Patents, copyrights and other intellectual property.                X        NONE                                       $0.00

22.   Licenses, franchises and other general intangibles.                 X        NONE                                       $0.00



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY


                                                                                   DESCRIPTION AND LOCATION          NET BOOK
     TYPE OF PROPERTY                                                    NONE      OF PROPERTY                       VALUE
     ----------------                                                    ----      ------------------------          --------------

 23. Automobiles, trucks, trailers and other vehicles and                 X        NONE                                       $0.00
     accessories.

 24. Boats, motors and accessories.                                       X        NONE                                       $0.00

 25. Aircraft and accessories.                                            X        NONE                                       $0.00

 26. Office equipment, furnishings and supplies.                                   SEE EXHIBIT-B26                        $6,320.81

 27. Machinery, fixtures, equipment and supplies used in                           SEE EXHIBIT-B27                      $102,193.56
     business.

 28. Inventory.                                                                    SEE EXHIBIT-B28                       $36,560.78

 29. Animals.                                                             X        NONE                                       $0.00

 30. Crop - growing or harvested.                                         X        NONE                                       $0.00

 31. Farm equipment and implements.                                       X        NONE                                       $0.00

 32. Farm supplies, chemicals and feed.                                   X        NONE                                       $0.00

 33. Other personal property of any kind not already listed.                       SEE EXHIBIT-B33                      $198,731.59
                                                                                                                     --------------
                                                               TOTAL:                                                $58,027,116.04
                                                                                                                     ==============



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 1 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------
83                AHC - HONOLULU DISBURSEMENTS                       BANK ONE                                                 $0.00
                  ACCOUNT NUMBER 552-0110649303                      201 ST. CHARLES AVENUE
                                                                     NEW ORLEANS, LA 70170

81                AHC - MAINLAND CREDIT CARDS                        BANK ONE                                                 $0.00
                  ACCOUNT NUMBER 552-0110521579                      201 ST. CHARLES AVENUE
                                                                     NEW ORLEANS, LA 70170

80                AHC - MAINLAND DISBURSEMENTS                       BANK ONE                                                 $0.00
                  ACCOUNT NUMBER 552-0110673395                      201 ST. CHARLES AVENUE
                                                                     NEW ORLEANS, LA 70170

79                AHC - MAINLAND PAYROLL                             BANK ONE                                           $277,161.89
                  ACCOUNT NUMBER 552-0110673387                      201 ST. CHARLES PAYROLL

78                AHC - MASTER CASH                                  BANK ONE                                           $388,052.48
                  ACCOUNT NUMBER 552-0110673360                      201 ST. CHARLES AVENUE
                                                                     NEW ORLEANS, LA 70170

82                AHC HONOLULU CREDIT CARDS                          BANK ONE                                                 $0.00
                  ACCOUNT NUMBER 552-0110572580                      201 ST. CHARLES AVENUE
                                                                     NEW ORLEANS, LA 70170

75                GREAT HAWAIIAN PROP. CORP. DBA AHC                 GOLDMAN SACHS & CO.                                      $0.00
                  ACCOUNT NUMBER 020-33478-5                         4900 SEARS TOWER
                                                                     CHICAGO, IL 60606
                                                                                                                        -----------
                                                  TOTAL                                                                 $665,214.37
                                                                                                                        ===========



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 2 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------

543
                                                                                                                              -----
                                                  TOTAL                                                                       $0.00
                                                                                                                              =====





Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 3 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------

421               INTERCOMPANY RECEIVABLES                           AMCV CRUISE OPERATIONS, INC.                     $5,998,923.31

422               INTERCOMPANY RECEIVABLES                           AMERICAN CLASSIC VOYAGES CO.                    $49,971,155.72

423               INTERCOMPANY RECEIVABLES                           AMERICAN HAWAIIAN PROPERTIES CORPORATION            $79,053.76

593               INTERCOMPANY RECEIVABLES                           CAT II, INC.                                           $570.94

424               INTERCOMPANY RECEIVABLES                           GREAT AQ STEAMBOAT, LLC                             $22,591.38

426               INTERCOMPANY RECEIVABLES                           GREAT OCEAN CRUISE LINE, LLC                        $34,964.32

427               INTERCOMPANY RECEIVABLES                           GREAT PACIFIC NW CRUISE LINE, LLC                   $66,513.26

428               INTERCOMPANY RECEIVABLES                           GREAT RIVER CRUISE LINE, LLC                        $41,555.00



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 4 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------

429               INTERCOMPANY RECEIVABLES                           OCEAN DEVELOPMENT CO.                              $780,707.24
                                                                                                                     --------------
                                                  TOTAL                                                              $56,996,034.93
                                                                                                                     ==============



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 5 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------

563
                                                                                                                              -----
                                                  TOTAL                                                                       $0.00
                                                                                                                              =====







Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 6 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------

260               TAX REFUND LOUISIANA                               GREAT HAWAIIAN PROPERTIES CORPORATION               $22,060.00
                                                                                                                         ----------
                                                  TOTAL                                                                  $22,060.00
                                                                                                                         ==========






Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 7 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B26


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------

39                FURNITURE & FIXTURES                               700 BISHOP STREET, SUITE 800                         $6,320.81
                                                                     HONOLULU, HI 96813
                                                                                                                          ---------
                                                  TOTAL                                                                   $6,320.81
                                                                                                                          =========



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 8 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B27


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------

40                COMPUTER HARDWARE                                  700 BISHOP STREET, SUITE 800                       $102,193.56
                                                                     HONOLULU, HI 96813
                                                                                                                        -----------
                                                  TOTAL                                                                 $102,193.56
                                                                                                                        ===========



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 9 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------

470               INVENTORY:                                         GREAT HAWAII PROPERTIES                             $36,560.78
                  BEVERAGE, HOTEL SUPPLY
                                                                                                                         ----------
                                                  TOTAL                                                                  $36,560.78
                                                                                                                         ==========






Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 10 of 10

In re: GREAT HAWAIIAN PROPERTIES CORPORATION           Case No: 01-10971 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33


Asset Id              Description                                      Location                                      Net Book Value
--------              -----------                                      --------                                      --------------

38                LEASEHOLD IMPROVEMENTS                             700 BISHOP STREET, SUITE 800                       $197,122.59
                                                                     HONOLULU, HI 96813

525               PRE-PAID EXPENSE                                   ROBIN STREET WHARF                                   $1,609.00
                                                                     1380 PORT OF NEW ORLEANS PLACE
                                                                     NEW ORLEANS, LA  70130-1890

                                                                                                                        -----------
                                                  TOTAL                                                                 $198,731.59
                                                                                                                        ===========



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT HAWAIIAN PROPERTIES CORPORATION        Case Number: 01-10971 (EIK )
--------------------------------------------------------------------------------

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.) Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[X] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

In re:                                                                 Case No:
--------------------------------------------------------------------------------

                  SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

Creditor's Name and                 Claim was incurred on or                    Contingent                   Amount       Unsecured
Mailing Address                     before the date listed below.                       Unliquidated         of Claim     Portion.
Including Zip Code                  If claim is subject to                                       Disputed                 If Any
                                    setoff, so state.                                                  Co-
                                    Date                         Amount                                Debt
Sub Schedule

                                    Page 1 of 1                                                                 $0.00         $0.00

